EXHIBIT 31.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT

I, Ming Cheung hereby certify that:

(1) I have reviewed this quarterly report of China ShouGuan Mining Corporation;

(2) Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

(3) Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of China ShouGuan Mining Corporation as of, and for, the periods presented in this report;

(4) As one of China ShouGuan Mining Corporation's Certifying Officers, I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal controls over financial reporting as defined in Exchange Act Rules 13a-15(f) and 15d-15(f):

(a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to registrant, including any consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c) Evaluated the effectiveness of China ShouGuan Mining Corporation's disclosure controls and procedures and presented in this report my conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(d) Disclosed in this report any change in China ShouGuan Mining Corporation's internal control over financial reporting that occurred during our most recent fiscal quarter (the fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, China ShouGuan Mining Corporation's internal control over financial reporting; and

(5) I have disclosed, based on my most recent evaluation of internal control over financial reporting, to China ShouGuan Mining Corporation's auditors and the audit committee of China ShouGuan Mining Corporation's board of directors (or persons performing the equivalent functions):

(a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect China ShouGuan Mining Corporation's ability to record, process, summarize and report financial information; and

(b) Any fraud, whether or not material, that involves management or other employees who have a significant role in China ShouGuan Mining Corporation's internal control over financial reporting.

CHINA SHOUGUAN MINING CORPORATION, Registrant

/s/ Ming Cheung	Date: May 20, 2011
By: Ming Cheung
Principal Financial Officer